BMO FUNDS, INC.

Supplement dated April 13, 2021 to the Prospectuses and

Summary Prospectuses, each dated December 29, 2020, as supplemented

BMO Asset Management Corp. (the “Adviser”), the investment adviser to each Fund, is part of BMO Financial Group (“BMO”). On April 12, 2021, BMO announced that it has reached a definitive agreement with Ameriprise Financial, Inc. (“Ameriprise”) to sell the entities that represent BMO’s EMEA (Europe, the Middle-East and Africa) Asset Management business. Separately, in the U.S. BMO and Ameriprise have agreed to work together to facilitate the transition of investment advisory services for certain mutually agreed upon BMO Funds, contingent upon the approval of the Funds’ Board of Directors and shareholders. Additional information will be provided to Fund shareholders once it becomes available.

Please retain this Prospectus Supplement with your Prospectus and Summary Prospectus for future reference.